                                Quarterly Report
                                 June 30, 2000

                                   Legg Mason


                               Value Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                            Total Return Trust, Inc.

                                Navigator Class


                            [LEGG MASON FUNDS LOGO]
                           The Art of Investing(SM)

To Our Shareholders,

  The following table summarizes key statistics for the Navigator Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of June 30, 2000:

                                                         Total Returns/1/
                                             --------------------------------------
                                             3 Months        6 Months     12 Months
                                             --------        --------     ---------
Value Trust                                    -3.1%          -2.9%        +4.9%
Lipper Large-Cap Growth Funds/2/               -5.0%          +2.9%       +26.7%
Standard & Poor's 500 Composite Index          -2.7%          -0.4%        +7.2%

Special Investment Trust                       -6.6%          -6.1%       +12.1%
Lipper Mid-Cap Core Funds/2/                   -3.3%         +11.1%       +37.6%
Russell 2000 Index                             -3.8%          +3.0%       +14.3%

Total Return Trust                             +1.2%          -1.3%       -14.2%
Lipper Multi-Cap Value Funds/2/                -1.6%          -0.5%        -4.0%

  As the table indicates, total investment returns on mutual funds in each of the Lipper categories against which our Funds are measured were negative during the three months ended June 30, 2000. Returns on our Funds followed the same pattern, although Total Return Trust had a small gain and, along with Value Trust, performed somewhat better than the average of other funds in its Lipper category.

  Detailed comments on the performance of each Fund appear in the portfolio managers' comments on the following pages. Long-term investment results of the Funds are shown in the portfolio managers' comments and the performance information section of this report.

  Bill Miller, and members of his investment team, were featured in an article in Smart Money magazine's July 2000 issue, beginning on page 126.
   -----------

                                                    Sincerely,


                                                    /s/ John F. Curley
                                                    ------------------
                                                    John F. Curley, Jr.
                                                    President

July 27, 2000



------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
/2/ Value Trust is now included in Lipper Analytical Services' "Large-Cap Growth
    Fund" category (funds which normally invest in larger capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 Composite Index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 Composite Index).

Portfolio Managers' Comments
Second Quarter 2000

Market Commentary

  During the first half, the market, like the worm Ourobouros, began and ended in about the same place, but used the time to explore a lot of territory. The tech-laden NASDAQ started the year at 4,186, soared to 5,132 on March 10, fell to 3,042 on May 24, and at this writing is 4,093. The S&P displayed less volatility, but likewise managed to make little progress.

  Over the past year, the S&P has returned a little more than a passbook savings account, but has generated considerably more angst. The NASDAQ, in contrast, has compensated investors for its vicissitudes with a total return of almost 45% in the last twelve months. This is terrific, but the momentum has clearly gone out of that index, and is unlikely to return in anything like its former glory, in our opinion. In early March, the NASDAQ was up over 24% year to date and 100% in twelve months. In the last ninety days it fell 6%, and now stands below where it started the year.

  The problem for both markets has been interest rates, not earnings, or at least not current earnings. The Fed has been tightening for about a year and its attempt to slow the economy has begun to show some results. Earnings have been fine and the current earnings season looks to be no exception. In the first quarter of this year, S&P earnings rose 23% year over year. For all of 1999, they rose 19%. For the quarter just ended, it looks like another 20% year over year gain.

  A different trend becomes evident when you slice the data this way: over the past five years, S&P earnings have risen from $32.68 in 1994 to an estimated $57.70 this year, an increase of 77%. The market has risen 254% with dividends reinvested over the same period. Earnings grew a little over 10% per year and the market went up over 20% per year. Valuations expanded sharply.

  In 1999 the market's gain slowed to that of earnings, rising 19.6% while earnings rose 19%. The market's multiple thus stayed the same as it had been in 1998. Now it has begun to decline.

  In the first quarter, earnings were up 23%, and the S&P was up 2%. In the second quarter, with earnings estimated to be up 20%, the market fell almost 3%.

  Markets are discounting mechanisms; prices and the path of prices reflect visible fundamentals and expectations about the future. In the mid to late 90's the market correctly discerned that the U.S. economy was on a path of rising earnings growth rates, from the 7% long-term post-war average to one that exceeded 10%, fueled by rising productivity that permitted speedier growth without an accompanying increase in inflation. The rising productivity of capital coupled with an increasing growth rate of earnings led to a sharp rise in the market's overall valuation. That rise was concentrated in technology stocks, which began the second half of the decade at modest, and ended at monstrous, valuations.

  At the beginning of 1995, technology stocks represented 10% of the S&P 500; today they total over 30% of the market's value. In 1995 they were demonstrably undervalued; today valuations hover at all-time highs and require superior growth in order to be maintained.

  The inability of the market to make progress despite powerful current earnings growth is not just the result of the drag of interest rates brought on by Fed tightening, but of what those rates portend: slowing growth. As the rate of earnings growth slows, so too does the justifiable valuation of the market. For the market to make much progress, I think investors will need to believe they see the end of Fed tightening. Good earnings by themselves will just be incorporated into the market via lower multiples, not via higher prices (unless those earnings arrive at companies with suitably modest valuations).

  Over time, market prices have tended to track fundamentals. The long-term return of stocks has been a function of beginning dividend yields and long-term earnings growth. During the past five years, prices have risen much faster than earnings as positive fundamentals have been incorporated into prices on a leveraged basis.

  The combination of long-term evidence and short-term experience has led investors to believe positive near-term fundamentals are highly correlated with positive stock price behavior. Valuation seems to have been forgotten, due in part to its apparent absence in the price/performance equation over the last several years, and no doubt in part by the dismal record of value investors over the same period.

  The question for investors is always: where is the best value in the market? Five years ago, growth was undervalued and technology was particularly undervalued. After years of spectacular outperformance, we think growth is at best fairly valued and that many (not all) of the largest, most visible technology names are overpriced.

  In contrast, outside of the growth indices, many stocks appear undervalued, with the median price-earnings ratio of the 1,700 stocks in the Value Line index at only 13.3x earnings. The re-appearance of dormant former corporate raiders such as Carl Icahn and the formation of numerous buy-out funds testify to the opportunities presented by modest valuations in many "old economy" companies.

  We believe that in the next few years growth investors will become reacquainted with valuation as high growth names underperform their fundamentals, and that value investors will once again become reacquainted with solid performance in their portfolios.

                                                   Bill Miller, CFA

July 21, 2000
DJIA 10733.56

Value Trust

                                               Cumulative Total Return, Periods Ending June 30, 2000
                                    ----------------------------------------------------------------------------
                                       First     Second      Year                                        Since
                                      Quarter    Quarter    to Date   1 Year    3 Years    5 Years    Inception*
----------------------------------------------------------------------------------------------------------------
Value Trust                           +0.22%     -3.07%     -2.86%    +4.85%   +109.66%    +318.82%     +419.55%

S&P 500 Composite Index               +2.29%     -2.66%     -0.42%    +7.24%    +71.35%    +190.84%     +254.81%
Dow Jones Industrial Average          -4.65%     -3.98%     -8.44%    -3.27%    +43.06%    +152.16%     +212.13%
Lipper Diversified
 Equity Funds                         +7.04%     -3.15%     +3.65%   +19.01%    +67.88%   +150.67%         N/A
Lipper Large-Cap
 Growth Funds                         +8.49%     -5.01%     +2.90%   +26.73%   +110.51%   +216.97%         N/A

---------------
* Inception: December 1, 1994.

  The results tabulated above show that for the first six months of this year, the assets you've had in the Value Trust would have been more productively employed under the mattress than in the securities in our portfolio. Stocks for the past year have been on their version of Mr. Toad's Wild Ride: lots of jerking, moving, and churning, all to end up about where you began, at least if you were prudently diversified across a broad array of securities. The Value Line index of about 1,700 stocks equally weighted fell 12.43%, in the past year, while the NYSE composite declined 0.80% over the same period.

  The strong returns of diversified funds for the year ended June 30 either attest to the superior stock selection skills of professional money managers, or are just one of the occasional good outcomes scattered randomly in a long, dull period of mediocrity. As I wrote last quarter, when two-thirds of active managers outperformed the index, money managers appear to have developed an unwavering belief in the ability of the leading technology companies to beat the market, regardless of valuation, mainly because that's what they have done for the past five years. That five-year period has been so strong for large, especially technology-oriented, growth funds that they now are ahead of the S&P 500 for all time periods longer than six months shown above. The underperformance of all broadly diversified funds, and the worse performance of large growth funds during the second quarter, are consistent with the continuing, significant commitment to technology on the part of professional investors.

  In the past few weeks several high-profile technology companies, including Lucent, Agilent, Lexmark, BMC, and Computer Associates, have expressed caution about earnings growth, leading to large declines in their share prices. At current levels of valuation, the shares of the so-far unaffected companies such as Sun, EMC, Cisco, and Oracle, need continuing upside surprises to maintain their present prices, in my opinion. Even the formerly impregnable semiconductor index, up over 100% in the past year, has begun to wobble. Many leading companies in this sector are down 30% in the past few months and the index itself has just fallen below its 50-day moving average.

  We have reduced our technology weighting to around 24% of the Fund, versus over 30% for the S&P 500. We don't have any a priori view about what the right relative position should be, but we are comfortable being underweighted.

  As weakness has been spreading in the formerly dominant technology space, strength has slowly begun to appear in the broader market. The Value Line index is now above its 50-week moving average for the first time in about a year. Management buyout activity is strong among mostly smaller companies. The long-lagging financials have begun to perk up and leading financials such as Citigroup and Merrill Lynch have recently made new highs, often a precursor of broadening performance in the overall market, as well as in that sector.

  Our portfolio reflects the recovery underway in formerly lagging areas. Eight of our ten best performing stocks in the quarter were companies whose shares had performed very poorly last year. The results in our lagging names in the quarter were trend-less: a mix of formerly strong names such as AOL, WPP, and Nextel, and some formerly weak ones such as Bank One, Bank of America, and Storage Technology.

  We bought one stock in the quarter, Eastman Kodak, and sold one, Mandalay Resort Group. Kodak has lagged the market for years as investors worried about the effect of digital photography on their globally dominant conventional film business. Digital is experiencing explosive growth, with camera units up 95% last year; but conventional camera units also rose, growing 12%. In the second quarter, conventional picture taking rose 8% in the U.S. We think Kodak, currently selling around $56, is worth close to $100. We expect the company to generate free cash equal to almost half of its current market capitalization over the next five years.

  We sold our Mandalay for mostly technical reasons: we owned a very large and growing percentage of the company's outstanding stock due to its aggressive share repurchase program. This bumped us up against regulatory constraints. Even a large percentage of the stock represented a very small percentage of our assets, making its impact on our performance minimal. We solved the problem by selling several million shares back to the company, and the balance to other funds in our complex whose asset size better fits Mandalay's market capitalization.

  If you took money from your mattress at the end of the quarter and put it in the Value Trust, you may wish to consider a career as a market timer, as our results have improved, at least as of this writing. Whatever the short-term fluctuations, we believe your portfolio is well positioned for sound, long-term returns.

 As always, we appreciate your support and welcome your comments.


                                                     Bill Miller, CFA
July 21, 2000
DJIA 10733.56

Special Investment Trust

 The cumulative results for various periods ending June 30, 2000, are as follows:

                                              Year
                                 3 Months    to Date    1 Year    3 Years    5 Years
-------------------------------------------------------------------------------------
Special Investment Trust          -6.60%     -6.07%   +12.12%    +77.91%   +180.42%

Lipper Mid-Cap Core Funds         -3.26%    +11.14%   +37.60%    +78.93%   +158.16%
S&P 500                           -2.66%     -0.42%    +7.24%    +71.35%   +190.84%
Russell 2000                      -3.78%     +3.04%   +14.32%    +35.20%    +94.84%

  Special Investment Trust underperformed the relevant indices in the quarter and for the year to date. Over the last twelve months, the Fund outperformed the S&P 500 Index of large companies, but was behind the Russell 2000 Index of smaller companies and Lipper's index of mid-cap core funds. For the longer periods we posted very solid performance, ahead of both the S&P 500 and the Russell 2000 for three years, but slightly below the mid-cap core funds, and ahead of the mid-cap core funds and the Russell 2000 for five and ten years, but behind the S&P 500 Index slightly.

  Through early March, Special Investment Trust benefited from a heavy technology weighting, close to 35% at its height. Including our 8.3% AOL position, which we classify internally as media, our "official" technology weighting reached 42%. This technology exposure was among the factors that drove our one- and three-year results to beat the S&P 500, as well as our market-beating performance in calendar 1999.

  Throughout the first quarter and into the second, we sold some of our long-time technology holdings outright or down to lower percentage positions. However, we were caught in a time when we did not own the very highly valued names that were up significantly prior to March 10th, and we were not completely underweight in technology in the following period. So, even as we were lightening our technology, the names we owned were being severely punished in the NASDAQ correction.

  We are long-term investors, and making a major change in our portfolio's positioning is not something we believe should be done too quickly. We attempt to scale into and out of positions without great market impact. We try to be "liquidity providers" -- meaning we are the seller when the frenzy is to buy at the height of a momentum-driven price movement, and we are often the buyer that emerges when other investors are capitulating and selling at very low prices. It was unfortunate that we did not get the portfolio repositioned in a shorter period of time, but our goal is to have the portfolio weighted in the companies we believe are undervalued on a multi-year basis, not to attempt to time the market.

  During the second quarter, we sold Hadco after Sanmina agreed to purchase the company. We also sold several names that had not turned out as we expected, such as Micron Electronics, Phycor and CKE Restaurants. Lastly, we sold Cott Corporation simply because the position was too small to make a difference to performance, and we were not permitted to buy any more stock by regulatory ownership restrictions.

  The only security we added in the quarter was Acxiom Corporation. Acxiom is the largest provider in the highly fragmented marketing services industry. Their core business is using consumer data and sophisticated analysis to help companies make better decisions about targeted marketing. The company has recently begun to sell an internally developed software product called Abilitec that helps to manage customer information, putting the company in the middle of the exploding customer relationship management (CRM) industry. We believe that this service will be very valuable as consumers' attention becomes harder to capture. The company is investing heavily in this effort, and current earnings growth rates are slightly depressed. If the company is successful with its new Abilitec product, growth, profitability and returns should all improve dramatically. We purchased the stock around $30 and believe it is substantially undervalued.

  Acxiom joins other new names added over the last six months that are outside of the technology universe, have solid returns on capital, are out of favor because of short-term events, and sport P/E's and other valuation measures that are low compared to either history, the market or both. Additions discussed in previous quarters were The TJX Companies, Republic Services, Ceridian, Equifax, UnumProvident and Viad Corp.

  The activity of the last few quarters has resulted in a portfolio that is slightly different from our 1999 position. Our technology weighting is down to 28%. Our America Online position is down to 5.8%. Our overall concentration in the top ten holdings is lower, giving us a portfolio with slightly more breadth. Our overall positioning is a bit less tilted toward the NASDAQ than it was in 1999, and our risk profile is also likely lower.

  As of this writing, we have seen some recovery in the technology names, but the recovery has been fairly muted. We remain highly confident in our technology holdings, and feel comfortable with our current 28% weighting. One of the trends we believe may emerge during the second half of 2000 is that the market will be far more valuation sensitive than it has been in the past. The most highly valued names, in technology and elsewhere, are the most vulnerable, where in the past they were often the best performers. Our holdings all reflect companies that are, in our view, very undervalued. We look forward to the second half of the year and, as always, welcome your comments and questions.


                                              Lisa O. Rapuano, CFA
                                              Bill Miller, CFA
July 21, 2000
DJIA 10733.56

Total Return Trust

 Our cumulative results for various periods ended June 30, 2000, are as follows:

                                                     Year
                                       3 Months    to Date    1 Year    3 Years    5 Years
------------------------------------------------------------------------------------------
Total Return Trust                      +1.16%     -1.25%   -14.15%    +11.88%    +94.77%

Lipper Multi-Cap Value Funds            -1.56%     -0.49%    -3.99%    +26.24%    +96.25%
Lipper Diversified Equity Funds         -3.15%     +3.65%   +19.01%    +67.88%   +150.67%
S&P 500 Composite Index                 -2.66%     -0.42%    +7.24%    +71.35%   +190.84%
Dow Jones Industrial Average            -3.98%     -8.44%    -3.27%    +43.06%   +152.16%

  As you can see, the Total Return Trust outperformed its peer group and the major market indices during the quarter. On a year-to-date basis, through the second quarter, the Fund has outperformed the Dow and is in line with its peer group and the S&P 500.

  These performance numbers mask a great deal of volatility in the market during the first half of the year. A recently completed study by Sanford C. Bernstein shows the standard deviation of individual stocks to be almost 50% above its 30-year average, while the standard deviation of the S&P 500 Index is 20% above its average. Measuring return volatility across the market instead of over time finds the dispersion of stock performance today to be the greatest since the early 1930s.

  Volatility has increased as a tug of war has erupted between company fundamentals and valuation. Stock prices are determined by just two things: earnings and the multiple investors are willing to pay for those earnings. The S&P 500 is trading around 27x 2000 estimated operating earnings, a level we believe is appropriate given the 3% rate of inflation (as measured by the Consumer Price Index) in the U.S. economy.

  If we're right in our assessment about the overall market being fairly valued, the market's return from present levels should be in line with the growth rate of earnings, currently estimated to be about 12% for the year. However, there is a great deal of variation by industry sector around the 12% level of earnings growth, with the energy and commodities sectors expected to post 60% earnings growth (off very depressed levels a year ago), and the technology sector expected to grow earnings 40% over last year's very strong level. All of the other sectors within the S&P 500 are expected to grow earnings at very subdued rates, with finance companies expected to post negative 1% earnings growth; health care, staples, and consumer cyclicals expected to grow earnings at less than 3%; telephone companies at 5% and capital goods companies at 6%.

  Markets are discounting mechanisms, with prices reflecting current fundamentals and expectations about the future (for more on this, please see the Market Commentary section of this report). Technology investors, in aggregate, are wrongly (in our opinion) extrapolating the very strong earnings growth rate of the past five years into the future. To look at it another way: with non-technology companies expected to grow earnings at rates less than the growth of nominal GDP,/1/ how much



-------------
/1/ Nominal GDP (gross domestic product) is the sum of inflation and real GDP.
    Real GDP is expected to grow about 4% this year with inflation around 3%, resulting in nominal GDP of about 7%.

longer can technology companies grow their earnings at almost 6x nominal GDP? Our answer: not much longer. We believe a reversal of this strong divergence in earnings growth will become evident as 2000 progresses.

  A consequence of the greater volatility in the market has been increased portfolio activity, as many individual stocks have gone from trading at significant discounts of our assessment of intrinsic value to large premiums within a relatively short period of time, and vice versa. As shown in the biggest gainers/laggers chart found elsewhere in this report, a number of pharmaceutical stocks were exceptional performers in the quarter, with Eli Lilly leading the way, up 59%, as investors reassessed the potential revenue and earnings impact of certain drugs coming off patent and the potential for a cap on drug price increases. We used the recent strength in the pharmaceutical stocks to cut back our position in several of the companies.

  Many retail stocks, on the other hand, have dramatically underperformed the market over the last six to twelve months, and are pricing in negative earnings growth over the next ten years, an event we consider to be highly unlikely. May Department Stores is a perfect example.

  May, owner of eight department store chains, including Lord & Taylor, Hecht's and Filene's, generates over 20% on equity, buys in their stock (fully diluted shares outstanding have declined 8% over the last two years), and yields 3.4%. Yet, the stock is trading at just 9x this year's estimated earnings, and has an implied ten-year earnings growth rate of negative 5%, an event we consider to be highly unlikely. We used the sell-off in the stock during the second quarter to add to our position.

  AT&T was our worst performing stock in the quarter, down almost 44%, as investor sentiment shifted from the strength of their wireless operation to heightened concern about the decline in the consumer long distance market, coupled with a shortfall in their business services division. The stock in the low $30s more than discounts the secular decline in the consumer long distance business, in our opinion, and does not give the company credit for their growth businesses, including their wireless operation, which is projected to grow revenues over 25% per year for the next several years. Similar to May Department Stores, we used the sell-off in the stock to add to our position.

 As always, we greatly appreciate your support, and welcome your comments.


                                                     Nancy Dennin, CFA
July 21, 2000
DJIA 10733.56

   Performance Information

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2000

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 2000, were as follows:

                                                  Special                        S&P 500
                                     Value      Investment      Total Return    Composite
                                     Trust         Trust            Trust         Index
-------------------------------------------------------------------------------------------
   Average Annual Total Return
     Navigator Class:
       One Year                       +4.85%       +12.12%         -14.15%       +7.24%
       Five Years                    +33.17        +22.90          +14.26       +23.80
       Life of Class/A/              +34.31        +22.97          +15.24       +25.46

   Cumulative Total Return
     Navigator Class:
       One Year                       +4.85%       +12.12%         -14.15%       +7.24%
       Five Years                   +318.82       +180.42          +94.77      +190.84
       Life of Class/A/             +419.55       +217.37         +120.83      +254.81
-------------------------------------------------------------------------------------------

/A/  Navigator Class inception date is December 1, 1994, for all Funds.

   Value Trust -- Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Value Trust Navigator Class)

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                            Value of original
                                            shares purchased
                        Value of shares     plus shares
                        acquired through    acquired
                        reinvestment of     through
                        income dividends    reinvestment

12/1/94                      50,000           50,000
3/31/95                      54,053           54,025
6/30/95                      62,026           61,684
9/30/95                      68,900           68,228
12/31/95                     72,225           70,980
3/31/96                      77,583           76,245
6/30/96                      80,633           78,885
9/30/96                      87,938           85,699
12/31/96                    100,987           98,001
3/31/97                     104,712          101,616
6/30/97                     123,907          119,820
9/30/97                     144,718          136,694
12/31/97                    139,859          134,982
3/31/98                     164,295          158,566
6/30/98                     173,338          167,409
9/30/98                     153,463          148,214
12/31/98                    208,943          201,850
3/31/99                     248,629          240,189
6/30/99                     247,755          239,635
9/30/99                     224,314          216,963
12/31/99                    267,428          258,664
3/31/00                     268,015          259,232
6/30/00                     259,775          252,017

                     -------------------------------------

Selected Portfolio Performance*


   Strong performers for the 2nd quarter 2000         Weak performers for the 2nd quarter 2000
   ------------------------------------------         ----------------------------------------
    1. Foundation Health Systems, Inc.  +62.5%         1. Amazon.com, Inc.                -45.8%
    2. United HealthCare Corporation    +43.8%         2. Storage Technology Corporation  -31.4%
    3. Waste Management Inc.            +38.8%         3. General Motors Corporation      -29.9%
    4. MGM Grand, Inc.                  +33.9%         4. Bank One Corporation            -22.7%
    5. Mattel, Inc.                     +26.3%         5. America Online, Inc.            -21.6%
    6. The Kroger Co.                   +25.6%         6. The Chase Manhattan Corporation -20.8%
    7. Starwood Hotels & Resorts                       7. Bank of America Corporation     -18.0%
        Worldwide, Inc.                 +24.0%         8. Nextel Communications, Inc.     -17.5%
    8. Aetna Inc.                       +15.3%         9. WPP Group plc                   -15.9%
    9. Koninklijke (Royal) Philips                    10. Telefonos de Mexico
        Electronics N.V.                +10.9%             SA de CV (Telmex)              -14.7%
   10. Washington Mutual, Inc.           +9.0%

   *Securities held for the entire quarter.

Portfolio Changes


   Securities added during the 2nd quarter 2000     Securities sold during the 2nd quarter 2000
   --------------------------------------------     -------------------------------------------
   Eastman Kodak Company                            Mandalay Resort Group

   Special Investment Trust -- Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Special Investment Trust Navigator Class)

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                           Value of original
                                           shares purchased
                    Value of shares        plus shares
                    acquired through       acquired
                    reinvestment of        through
                    income dividends       reinvestment

12/1/94                 50,000               50,000
3/31/95                 52,407               52,407
6/30/95                 56,588               56,588
9/30/95                 61,671               61,671
12/31/95                61,718               61,171
3/31/96                 68,049               67,446
6/30/96                 72,009               71,393
9/30/96                 73,962               73,329
12/31/96                80,258               79,583
3/31/97                 76,766               76,120
6/30/97                 89,194               88,477
9/30/97                102,950              102,123
12/31/97                99,070               98,278
3/31/98                110,868              109,982
6/30/98                110,221              109,406
9/30/98                 87,815               87,166
12/31/98               123,342              122,430
3/31/99                130,835              129,868
6/30/99                141,529              140,649
9/30/99                137,384              136,529
12/31/99               168,945              167,926
3/31/2000              169,895              168,871
6/30/2000              158,685              157,762

                     -------------------------------------

Selected Portfolio Performance*


   Strong performers for the 2nd quarter 2000         Weak performers for the 2nd quarter 2000
   ------------------------------------------         ---------------------------------------------
    1. Caremark Rx, Inc.               +62.6%          1. TALK.com, Inc.                     -63.7%
    2. Republic Services, Inc.         +46.3%          2. ICG Communications                 -38.9%
    3. United Asset Management                         3. Modis Professional Services, Inc.  -38.3%
        Corporation                    +35.0%          4. Amazon.com, Inc., 4.75%,
    4. Cell Genesys, Inc.              +31.4%              due 2/1/09                        -36.8%
    5. Ceridian Corporation            +25.4%          5. Storage Technology Corporation     -31.4%
    6. Viad Corp                       +19.1%          6. Symantec Corporation               -28.2%
    7. Mandalay Resort Group           +18.5%          7. Liz Claiborne, Inc.                -23.1%
    8. UnumProvident Corporation       +18.0%          8. The FINOVA Group Inc.              -22.7%
    9. Sybase, Inc.                    +13.2%          9. Bell & Howell Company              -22.4%
   10. Radian Group Inc.                +8.7%         10. America Online, Inc.               -21.6%

   *Securities held for the entire quarter.

Portfolio Changes


   Securities added during the 2nd quarter 2000       Securities sold during the 2nd quarter 2000
   --------------------------------------------       -------------------------------------------
   Acxiom Corporation                                 CKE Restaurants, Inc.
                                                      Cott Corporation
                                                      Hadco Corp.
                                                      Micron Electronics, Inc.
                                                      PhyCor, Inc.

   Total Return Trust -- Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Total Return Trust Navigator Class)

                                           Value of original
                                           shares purchased
                     Value of shares       plus shares
                     acquired through      acquired
                     reinvestment of       through
                     income dividends      reinvestment

12/1/94                  50,000              50,000
3/31/95                  51,141              50,894
6/30/95                  56,690              55,813
9/30/95                  62,090              60,454
12/31/95                 63,825              60,732
3/31/96                  68,870              65,533
6/30/96                  70,672              66,643
9/30/96                  75,015              70,134
12/31/96                 84,645              78,186
3/31/97                  86,551              79,946
6/30/97                  98,691              90,710
9/30/97                 112,671             103,096
12/31/97                117,620             106,711
3/31/98                 124,583             113,028
6/30/98                 123,002             110,997
9/30/98                 103,782              92,599
12/31/98                118,411             105,002
3/31/99                 115,638             102,543
6/30/99                 128,613             113,509
9/30/99                 114,626             100,522
12/31/99                111,816              97,320
3/31/2000               109,145              94,996
6/30/2000               110,415              96,042

                     -------------------------------------

Selected Portfolio Performance*


   Strong performers for the 2nd quarter 2000        Weak performers for the 2nd quarter 2000
   ----------------------------------------------     -------------------------------------------
    1. Eli Lilly & Company                 +58.5%     1. AT&T Corp.                       -43.8%
    2. Johnson & Johnson                   +45.4%     2. Unisys Corporation               -42.9%
    3. Tupperware Corporation              +39.1%     3. General Motors Corporation       -29.9%
    4. Waste Management Inc.               +38.8%     4. Saks Incorporated                -27.6%
    5. Nationwide Health Properties, Inc.  +33.5%     5. Time Warner Inc.                 -24.0%
    6. Abbott Laboratories                 +26.6%     6. Bank One Corporation             -22.7%
    7. Mattel, Inc.                        +26.3%     7. The Chase Manhattan Corporation  -20.8%
    8. The Kroger Co.                      +25.6%     8. Nordstrom Inc.                   -18.2%
    9. Northrop Grumman Corporation        +25.1%     9. The May Department Stores
   10. Edison International                +23.8%         Company                         -15.8%
                                                     10. The TJX Companies, Inc.          -15.5%

*Securities held for the entire quarter.

Portfolio Changes


   Securities added during the 2nd quarter 2000      Securities sold during the 2nd quarter 2000
   --------------------------------------------      -------------------------------------------
   Aetna Inc.                                        American Financial Group, Inc.
   Amazon.com, Inc., 4.75% due 2/1/09                Avon Products, Inc.
   America Online, Inc.                              Bank of America Corporation
   Equity Residential Properties Trust               Brunswick Corporation
   Honeywell International Inc.                      Hewlett-Packard Company
   KeyCorp                                           Household International, Inc.
   Starwood Hotels & Resorts Worldwide, Inc.         IPC Holdings Limited
   The FINOVA Group Inc.                             Mandalay Resort Group
                                                     The Bear Stearns Companies, Inc.
                                                     The Hartford Financial Services Group, Inc.
                                                     The Walt Disney Company
                                                     Tommy Hilfiger Corporation
                                                     XL Capital Ltd.

   Portfolio of Investments
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Legg Mason Value Trust, Inc.

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.1%
   Capital Goods -- 5.5%
     Electrical Equipment -- 0.2%
     Koninklijke (Royal) Philips Electronics N.V.                                     552                     $    26,220
                                                                                                              -----------
     Manufacturing (Diversified) -- 0.9%
     Danaher Corporation                                                            2,400                         118,650
                                                                                                              -----------
     Waste Management -- 4.4%
     Waste Management Inc.                                                         29,700                         564,300
                                                                                                              -----------
   Communications Services -- 9.7%
     Telecommunications (Cellular/Wireless) -- 3.6%
     Nextel Communications, Inc.                                                    7,605                         465,331/A/
                                                                                                              -----------
     Telephone -- 6.1%
     Telefonos de Mexico SA de CV (Telmex)                                          3,200                         182,800
     WorldCom, Inc.                                                                13,000                         596,375/A/
                                                                                                              -----------
                                                                                                                  779,175
                                                                                                              -----------
   Consumer Cyclicals -- 14.1%
     Automobiles -- 1.4%
     General Motors Corporation                                                     3,000                         174,188
                                                                                                              -----------
     Gaming, Lottery and Parimutuel Companies -- 1.5%
     MGM Grand, Inc.                                                                6,155                         197,724/B/
                                                                                                              -----------
     Leisure Time (Products) -- 1.0%
     Mattel, Inc.                                                                   9,925                         130,886
                                                                                                              -----------
     Lodging/Hotels -- 2.3%
     Starwood Hotels & Resorts Worldwide, Inc.                                      9,000                         293,062
                                                                                                              -----------
     Retail (Home Shopping) -- 2.7%
     Amazon.com, Inc.                                                               9,500                         344,969/A/
                                                                                                              -----------
     Retail (Specialty) -- 1.8%
     Toys "R" Us, Inc.                                                             15,700                         228,631/A,B/
                                                                                                              -----------
     Services (Advertising/Marketing) -- 3.4%
     WPP Group plc                                                                 29,948                         437,278
                                                                                                              -----------
   Consumer Staples -- 6.6%
     Distributors (Food and Health) -- 1.4%
     McKesson HBOC, Inc.                                                            8,520                         178,388
                                                                                                              -----------
     Entertainment -- 0.7%
     Metro-Goldwyn-Mayer, Inc.                                                      3,705                          96,780/A/
                                                                                                              -----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
     Retail (Food Chains) -- 4.5%
     Albertson's, Inc.                                                           11,000                       $   365,750
     The Kroger Co.                                                               9,500                           209,594/A/
                                                                                                              -----------
                                                                                                                  575,344
                                                                                                              -----------
   Financials -- 27.5%
     Banks (International) -- 2.3%
     Lloyds TSB Group plc                                                          31,991                         302,055
                                                                                                              -----------
     Banks (Major Regional) -- 4.7%
     Bank One Corporation                                                          11,500                         305,469
     FleetBoston Financial Corporation                                              9,000                         306,000
                                                                                                              -----------
                                                                                                                  611,469
                                                                                                              -----------
     Banks (Money Center) -- 3.8%
     Bank of America Corporation                                                    4,000                         172,000
     The Chase Manhattan Corporation                                                6,900                         317,831
                                                                                                              -----------
                                                                                                                  489,831
                                                                                                              -----------
     Consumer Finance -- 1.4%
     MBNA Corporation                                                               6,425                         174,278
                                                                                                              -----------
     Financial (Diversified) -- 6.6%
     Citigroup Inc.                                                                 7,000                         421,750
     Fannie Mae                                                                     6,200                         323,562
     Freddie Mac                                                                    2,600                         105,300
                                                                                                              -----------
                                                                                                                  850,612
                                                                                                              -----------
     Insurance (Property/Casualty) -- 4.6%
     Berkshire Hathaway Inc. - Class A                                                  4                         225,960/A/
     MGIC Investment Corporation                                                    8,000                         364,000/B/
                                                                                                              -----------
                                                                                                                  589,960
                                                                                                              -----------
     Investment Banking/Brokerage -- 1.1%
     The Bear Stearns Companies, Inc.                                               3,308                         137,675
                                                                                                              -----------
     Savings and Loan Companies -- 3.0%
     Washington Mutual, Inc.                                                       13,200                         381,150
                                                                                                              -----------
   Health Care -- 9.1%
     Health Care (Managed Care) -- 9.1%
     Aetna Inc.                                                                     6,463                         414,825
     Foundation Health Systems, Inc.                                               11,100                         144,300/ A,B/
     United HealthCare Corporation                                                  7,200                         617,400
                                                                                                              -----------
                                                                                                                1,176,525
                                                                                                              -----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
   Technology -- 24.6%
     Communications Equipment -- 2.6%
     Nokia Oyj                                                                      6,880                     $   343,570
                                                                                                              -----------
     Computers (Hardware) -- 10.6%
     Dell Computer Corporation                                                      3,700                         182,456/A/
     Gateway, Inc.                                                                 14,580                         827,415/A/
     International Business Machines Corporation                                    3,200                         350,600
                                                                                                              -----------
                                                                                                                1,360,471
                                                                                                              -----------
     Computers (Peripherals) -- 0.7%
     Storage Technology Corporation                                                 8,000                          87,500/A,B/
                                                                                                              -----------
     Computers (Software/Services) -- 7.3%
     America Online, Inc.                                                          17,755                         936,555/A/
                                                                                                              -----------
     Photography/Imaging -- 3.4%
     Eastman Kodak Company                                                          7,400                         440,300
                                                                                                              -----------
   Total Common Stock and Equity Interests (Identified Cost -- $9,107,749)                                     12,492,877
   ----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.5%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $160,924 on 7/3/00
     (Collateral: $137,848 Fannie Mae mortgage-backed securities,
     6.00% - 7.00%, due 9/1/13 - 3/1/15, value $134,411; $32,193 Freddie Mac
     mortgage-backed securities, 6.50%, due 7/1/29, value $30,540)               $160,832                         160,832
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $160,924 on 7/3/00
     (Collateral: $162,907 Fannie Mae mortgage-backed securities, 8.50%,
     due 10/1/28, value $166,924)                                                 160,833                         160,833
                                                                                                              -----------
   Total Repurchase Agreements (Identified Cost -- $321,665)                                                      321,665
   ----------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.6% (Identified Cost -- $9,429,414)                                                  12,814,542
   Other Assets Less Liabilities -- 0.4%                                                                           46,692
                                                                                                              -----------

   Net assets -- 100.0%                                                                                       $12,861,234
                                                                                                              ===========
   Net asset value per share:
     Primary Class                                                                                                 $66.11
                                                                                                                   ======
     Navigator Class                                                                                               $68.49
                                                                                                                   ======
   ----------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.
/B/ Affiliated Companies--As defined in the Investment Company Act of 1940, an
    "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2000, the total market value of Affiliated Companies was $1,022,155 and the identified cost was $1,119,297.

   Portfolio of Investments
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.0%
   Capital Goods -- 5.6%
     Waste Management -- 5.6%
     Republic Services, Inc.                                                        9,000                      $  144,000/A,B/
                                                                                                               ----------
   Communications Services -- 4.3%
     Telecommunications (Long Distance) -- 4.3%
     ICG Communications                                                             3,550                          78,322/A,B/
     TALK.com, Inc.                                                                 5,725                          33,276/A,B/
                                                                                                               ----------
                                                                                                                  111,598
                                                                                                               ----------
   Consumer Cyclicals -- 22.1%
     Gaming, Lottery and Parimutuel Companies -- 5.1%
     Mandalay Resort Group                                                          4,203                          84,062/A/
     Pinnacle Entertainment, Inc.                                                   2,515                          48,885/A,B/
                                                                                                               ----------
                                                                                                                  132,947
                                                                                                               ----------
     Retail (Discounters) -- 1.6%
     Consolidated Stores Corporation                                                3,486                          41,828/A/
                                                                                                               ----------
     Retail (Specialty-Apparel) -- 2.5%
     The TJX Companies, Inc.                                                        3,500                          65,625
                                                                                                               ----------
     Services (Advertising/Marketing) -- 8.5%
     Acxiom Corporation                                                             3,300                          85,429/C/
     WPP Group plc                                                                  9,187                          134,136
                                                                                                               ----------
                                                                                                                  219,565
                                                                                                               ----------
     Services (Commercial and Consumer) -- 2.6%
     Viad Corp                                                                      2,438                          66,436
                                                                                                               ----------
     Textiles (Apparel) -- 1.8%
     Liz Claiborne, Inc.                                                            1,288                          45,384
                                                                                                               ----------
   Consumer Staples -- 7.3%
     Entertainment -- 1.2%
     Hollywood Entertainment Corp.                                                  4,000                          31,500/A,B/
                                                                                                               ----------
     Retail (Drug Stores) -- 2.4%
     Caremark Rx, Inc.                                                              9,000                          61,313/A/
                                                                                                               ----------
     Sevices (Employment) -- 3.7%
     Manpower Inc.                                                                  1,805                          57,744
     Modis Professional Services, Inc.                                              5,000                          38,125/A,B/
                                                                                                               ----------
                                                                                                                   95,869
                                                                                                               ----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
   Financials -- 12.4%
     Banks (Major Regional) -- 1.0%
     Banknorth Group, Inc.                                                          1,600                     $    24,500
                                                                                                               ----------
     Financial (Diversified) -- 1.8%
     The FINOVA Group Inc.                                                          3,600                          46,800/B/
                                                                                                               ----------
     Insurance (Life/Health) -- 2.7%
     UnumProvident Corporation                                                      3,500                          70,219
                                                                                                               ----------
     Insurance (Property/Casualty) -- 5.1%
     Enhance Financial Services Group, Inc.                                         3,000                          43,125/B/
     Radian Group Inc.                                                              1,737                          89,886
                                                                                                               ----------
                                                                                                                  133,011
                                                                                                               ----------
     Investment Management -- 1.8%
     United Asset Management Corporation                                            2,000                          46,750
                                                                                                               ----------
   Health Care -- 4.2%
     Biotechnology -- 1.4%
     Cell Genesys, Inc.                                                             1,300                          36,400/A/
                                                                                                               ----------
     Health Care (Managed Care) -- 2.8%
     Wellpoint Health Networks Inc.                                                 1,000                          72,438/A/
                                                                                                               ----------
   Miscellaneous -- N.M.
     Olsen & Associates AG                                                             30                            N.M./A,C/
                                                                                                               ----------
   Technology -- 37.1%
     Computers (Hardware) -- 7.9%
     Gateway, Inc.                                                                  3,600                         204,300/A/
                                                                                                               ----------
     Computers (Networking) -- 3.4%
     Cabletron Systems, Inc.                                                        3,500                          88,375/A/
                                                                                                               ----------
   Computers (Peripherals) -- 0.9%
     Storage Technology Corporation                                                 2,200                          24,063/A/
                                                                                                               ----------
     Computers (Software/Services) -- 16.9%
     America Online, Inc.                                                           2,800                         147,700/A/
     Bell & Howell Company                                                          1,300                          31,525/A,B/
     Cadence Design Systems, Inc.                                                   2,800                          57,050/A/
     Sybase, Inc.                                                                   3,700                          85,100/A/
     Symantec Corporation                                                           2,136                         115,210/A/
                                                                                                               ----------
                                                                                                                  436,585
                                                                                                               ----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
     Services (Computer Systems) -- 2.8%
     SunGard Data Systems Inc.                                                      2,365                     $    73,315/A/
                                                                                                               ----------
     Services (Data Processing) -- 5.2%
     Ceridian Corporation                                                           3,000                          72,187/A/
     Equifax Inc.                                                                   2,400                          63,000
                                                                                                               ----------
                                                                                                                  135,187
                                                                                                               ----------
   Total Common Stock and Equity Interests (Identified Cost -- $1,751,962)                                      2,408,008
   ----------------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.4%
     Amazon.com, Inc., 4.75%, due 2/1/09                                           80,000                      $   49,900
     Amazon.com, Inc., 4.75%, due 2/1/09                                           20,000                          12,475/D/
                                                                                                               ----------
   Total Corporate and Other Bonds (Identified Cost -- $71,110)                                                    62,375
   ----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.5%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $58,725 on 7/3/00
     (Collateral: $65,369 Freddie Mac mortgage-backed securities,
     6.00%, due 9/1/28, value $60,149)                                             58,692                          58,692
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $58,725 on 7/3/00
     (Collateral: $59,449 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $60,915)                                            58,692                          58,692
                                                                                                               ----------
   Total Repurchase Agreements (Identified Cost -- $117,384)                                                      117,384
   ----------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.9% (Identified Cost -- $1,940,456)                                                   2,587,767
   Other Assets Less Liabilities -- 0.1%                                                                            2,367
                                                                                                               ----------

   Net assets -- 100.0%                                                                                        $2,590,134
                                                                                                               ==========
   Net asset value per share:
    Primary Class                                                                                                  $36.04
                                                                                                                   ======
    Navigator Class                                                                                                $38.60
                                                                                                                   ======
   ----------------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ Affiliated Companies -- As defined in the Investment Company Act of
       1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2000, the total market value of Affiliated Companies was $495,558 and the identified cost was $595,929.
   /C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 3.30% of net assets.
   /D/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents
       0.5% of net assets.
   N.M. - Not meaningful.

   Portfolio of Investments
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 91.7%
   Capital Goods -- 5.9%
     Aerospace/Defense -- 0.9%
     Northrop Grumman Corporation                                                      50                     $     3,312
                                                                                                              -----------
     Electrical Equipment -- 1.8%
     General Electric Company                                                         125                           6,625
                                                                                                              -----------
     Manufacturing (Diversified) -- 0.7%
     Honeywell International Inc.                                                      75                           2,527
                                                                                                              -----------
     Waste Management -- 2.5%
     Waste Management Inc.                                                            480                           9,120
                                                                                                              -----------
   Communications Services -- 8.0%
     Telecommunications (Long Distance) -- 2.5%
     AT&T Corp.                                                                       290                           9,171
                                                                                                              -----------
     Telephone -- 5.5%
     GTE Corporation                                                                   60                           3,735
     SBC Communications Inc.                                                          115                           4,974
     WorldCom, Inc.                                                                   240                          11,010/A/
                                                                                                              -----------
                                                                                                                   19,719
                                                                                                              -----------
   Consumer Cyclicals -- 14.7%
     Auto Parts and Equipment -- N.M.
     Visteon Corporation                                                               13                             159/A/
                                                                                                              -----------
     Automobiles -- 1.9%
     Ford Motor Company                                                               100                           4,300
     General Motors Corporation                                                        45                           2,613
                                                                                                              -----------
                                                                                                                    6,913
                                                                                                              -----------
     Hardware and Tools -- 1.6%
     The Black and Decker Corporation                                                 150                           5,897
                                                                                                              -----------
     Household Furnishings and Appliances -- 1.2%
     Maytag Corporation                                                               120                           4,425
                                                                                                              -----------
     Leisure Time (Products) -- 1.2%
     Mattel, Inc.                                                                     320                           4,220
                                                                                                              -----------
     Lodging/Hotels -- 0.9%
     Starwood Hotels & Resorts Worldwide, Inc.                                        105                           3,419
                                                                                                              -----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
     Retail (Department Stores) -- 3.4%
     Nordstrom Inc.                                                                   180                     $     4,342
     Saks Incorporated                                                                275                           2,888/A/
     The May Department Stores Company                                                205                           4,920
                                                                                                              -----------
                                                                                                                   12,150
                                                                                                              -----------
     Retail (Specialty-Apparel) -- 1.1%
     The TJX Companies, Inc.                                                          202                           3,789
                                                                                                              -----------
     Retail (Specialty) -- 3.4%
     Toys "R" Us, Inc.                                                                849                          12,356/A/
                                                                                                              -----------
   Consumer Staples -- 8.3%
     Entertainment -- 1.3%
     Time Warner Inc.                                                                  60                           4,560
                                                                                                              -----------
     Food -- 1.1%
     Sara Lee Corporation                                                             210                           4,056
                                                                                                              -----------
     Housewares -- 1.0%
     Tupperware Corporation                                                           171                           3,757
                                                                                                              -----------
     Retail (Food Chains) -- 4.9%
     Albertson's, Inc.                                                                230                           7,648
     Safeway Inc.                                                                      90                           4,061/A/
     The Kroger Co.                                                                   272                           5,992/A/
                                                                                                              -----------
                                                                                                                   17,701
                                                                                                              -----------
   Financials -- 28.7%
     Banks (International) -- 5.2%
     Lloyds TSB Group plc                                                           2,009                          18,967
                                                                                                              -----------
     Banks (Major Regional) -- 3.7%
     Bank One Corporation                                                             195                           5,180
     FleetBoston Financial Corporation                                                130                           4,420
     KeyCorp                                                                          210                           3,701
                                                                                                              -----------
                                                                                                                   13,301
                                                                                                              -----------
     Banks (Money Center) -- 2.1%
     The Chase Manhattan Corporation                                                  165                           7,600
                                                                                                              -----------
     Consumer Finance -- 0.4%
     Countrywide Credit Industries, Inc.                                               50                           1,516
                                                                                                              -----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
     Financial (Diversified) -- 9.8%
     Citigroup Inc.                                                                    98                     $     5,874
     Equity Residential Properties Trust                                              130                           5,994
     Fannie Mae                                                                        70                           3,653
     Mid-America Apartment Communities, Inc.                                          236                           5,669
     National Golf Properties, Inc.                                                   300                           6,342
     Nationwide Health Properties, Inc.                                               442                           6,164
     The FINOVA Group Inc.                                                            129                           1,677
                                                                                                              -----------
                                                                                                                   35,373
                                                                                                              -----------
     Insurance (Life/Health) -- 2.0%
     UnumProvident Corporation                                                        360                           7,222
                                                                                                              -----------
     Insurance (Property/Casualty) -- 2.4%
     Enhance Financial Services Group, Inc.                                           258                           3,715
     MGIC Investment Corporation                                                       50                           2,275
     The Allstate Corporation                                                         123                           2,730
                                                                                                              -----------
                                                                                                                    8,720
                                                                                                              -----------
     Savings and Loan Companies -- 3.1%
     Washington Mutual, Inc.                                                          390                          11,261
                                                                                                              -----------
   Health Care -- 7.9%
     Health Care (Diversified) -- 4.2%
     Abbott Laboratories                                                               93                           4,131
     Bristol-Myers Squibb Company                                                     105                           6,116
     Johnson & Johnson                                                                 50                           5,094
                                                                                                              -----------
                                                                                                                   15,341
                                                                                                              -----------
     Health Care (Drugs/Major Pharmaceuticals) -- 3.2%
     Eli Lilly & Company                                                               35                           3,496
     Merck & Co., Inc.                                                                105                           8,045
                                                                                                              -----------
                                                                                                                   11,541
                                                                                                              -----------
     Health Care (Managed Care) -- 0.5%
     Aetna Inc.                                                                        25                           1,605
                                                                                                              -----------
   Technology -- 17.4%
     Computers (Hardware) -- 9.7%
     Dell Computer Corporation                                                         65                           3,206/A/
     Gateway, Inc.                                                                    155                           8,796/A/
     International Business Machines Corporation                                      210                          23,008
                                                                                                              -----------
                                                                                                                   35,010
                                                                                                              -----------

                                                                                  Shares/Par                     Value
   ----------------------------------------------------------------------------------------------------------------------------
     Computers (Software/Services) -- 2.2%
     America Online, Inc.                                                              70                     $     3,693/A/
     Unisys Corporation                                                               285                           4,150/A/
                                                                                                              -----------
                                                                                                                    7,843
                                                                                                              -----------
     Electronics (Semiconductors) -- 2.0%
     Intel Corporation                                                                 55                           7,353
                                                                                                              -----------
     Photography/Imaging -- 3.5%
     Eastman Kodak Company                                                            215                          12,792
                                                                                                              -----------
   Utilities -- 0.8%
     Electric Companies -- 0.8%
     Edison International                                                             138                           2,819
                                                                                                              -----------
   Total Common Stock and Equity Interests (Identified Cost -- $288,238)                                          332,140
   ----------------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.4%
     Amazon.com, Inc., 4.75%, due 2/1/09                                          $14,000                           8,733
                                                                                                              -----------
   Total Corporate and Other Bonds (Identified Cost -- $11,185)                                                     8,733
   ----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.6%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $10,172 on 7/3/00
     (Collateral: $11,324 Freddie Mac mortgage-backed securities,
     6.00%, due 9/1/28, value $10,419)                                             10,166                          10,166
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $10,172 on 7/3/00
     (Collateral: $10,297 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $10,551)                                            10,166                          10,166
                                                                                                              -----------
   Total Repurchase Agreements (Identified Cost -- $20,332)                                                        20,332
   ----------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.7% (Identified Cost -- $319,755)                                                       361,205
   Other Assets Less Liabilities -- 0.3%                                                                            1,220
                                                                                                              -----------

   Net assets -- 100.0%                                                                                       $   362,425
                                                                                                              ===========
   Net asset value per share:
    Primary Class                                                                                                  $17.96
                                                                                                                   ======
    Navigator Class                                                                                                $18.11
                                                                                                                   ======
   ----------------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   N.M. - Not meaningful.

Investment Adviser
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   Raymond A. Mason, Chairman
   John F. Curley, Jr., President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers
   Edward A. Taber, III

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD


   This report is not to be distributed unless preceded or accompanied by a prospectus.



                      Legg Mason Wood Walker, Incorporated
                    ---------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-002
8/00